UBS Investment Bank

Fixed Bid Stratification

CMT,OWN,SVC')) and (~ALTDEAL ss 'ABS'); blank DEALNAME; AF30JAN; CURRRATE ge 6.25; CURRRATE le 6

Pool Summary	COUNT	UPB	%	Unpaid Balance	COUNT	UPB	%
Conforming	101	$18,744,959.48	35.66%	$0.01 - $50,000.00	2	$60,997.98	0.12%
Non-Conforming	76	33,825,226.74	64.34	$50,000.01 - $100,000.00	18	1,413,075.89	2.69
				$100,000.01 - $150,000.00	14	1,748,629.67	3.33
Total:	177	$52,570,186.22	100.00%
				$150,000.01 - $200,000.00	23	4,051,910.37	7.71
Data as of Date: 2004-12-01				$200,000.01 - $250,000.00	24	5,384,283.49	10.24
AVG UPB: $297,006.70				$250,000.01 - $300,000.00	12	3,261,315.30	6.20
GROSS WAC: 6.6140%				$300,000.01 - $350,000.00	17	5,546,892.81	10.55
NET WAC: 6.362%				$350,000.01 - $400,000.00	21	7,890,350.86	15.01
% SF/PUD: 83.06%				$400,000.01 - $450,000.00	17	7,088,736.49	13.48
% FULL/ALT: 30.09%				$450,000.01 - $500,000.00	12	5,827,426.87	11.09
% CASHOUT: 43.68%				$500,000.01 - $550,000.00	5	2,603,816.44	4.95
% BUYDOWN: 0.00%				$550,000.01 - $600,000.00	4	2,329,109.89	4.43
% LTV > 80 NO MI: 0.00%				$600,000.01 - $650,000.00	6	3,766,765.66	7.17
WA LTV: 72.44%				$750,000.01 - $800,000.00	1	794,332.10	1.51
% FICO > 679: 32.83%				$800,000.01 - $850,000.00	1	802,542.40	1.53
% NO FICO: 0.00%
				Total:	177	$52,570,186.22	100.00%
WA FICO: 665
% FIRST LIEN: 100.00%				Minimum: $16,456.80
% PREPAY PENALTY: 3.72%				Maximum: $802,542.40
CALIFORNIA %: 33.13%				Average: $297,006.70
Latest Maturity Date: 20340101
Loans with Prepay Penalties: 3.72%
				Gross Rate	COUNT	UPB	%
				6.001% - 6.250%	27	$8,681,649.03	16.51%
Product Type	COUNT	UPB	%	6.251% - 6.500%	47	13,143,806.42	25.00
				6.501% - 6.750%	63	16,246,295.26	30.90
30 YR FXD	162	$48,202,737.57	91.69%	6.751% - 7.000%	40	14,498,435.51	27.58
	15	4,367,448.65	8.31	Total:	177	$52,570,186.22	100.00%
Total:	177	$52,570,186.22	100.00%	Minimum: 6.250%
				Maximum: 6.875%
				Weighted Average: 6.614%
Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	2	$60,997.98	0.12%
$50,000.01 - $100,000.00	18	1,413,075.89	2.69
$100,000.01 - $150,000.00	14	1,748,629.67	3.33	Net Rate	COUNT	UPB	%
$150,000.01 - $200,000.00	23	4,051,910.37	7.71	5.751% - 6.000%	27	$8,681,649.03	16.51%
$200,000.01 - $250,000.00	24	5,384,283.49	10.24	6.001% - 6.250%	47	13,143,806.42	25.00
$250,000.01 - $300,000.00	12	3,261,315.30	6.20	6.251% - 6.500%	63	16,246,295.26	30.90
$300,000.01 - $350,000.00	17	5,546,892.81	10.55	6.501% - 6.750%	40	14,498,435.51	27.58
$350,000.01 - $400,000.00	21	7,890,350.86	15.01	Total:	177	$52,570,186.22	100.00%
$400,000.01 - $450,000.00	17	7,088,736.49	13.48	Minimum: 5.950%
$450,000.01 - $500,000.00	12	5,827,426.87	11.09	Maximum: 6.625%
$500,000.01 - $550,000.00	5	2,603,816.44	4.95	Weighted Average: 6.362%
$550,000.01 - $600,000.00	4	2,329,109.89	4.43
$600,000.01 - $650,000.00	6	3,766,765.66	7.17
$750,000.01 - $800,000.00	1	794,332.10	1.51
$800,000.01 - $850,000.00	1	802,542.40	1.53
Total:	177	$52,570,186.22	100.00%
Minimum: $16,550.00
Maximum: $804,000.00
Average: $297,566.47

				Original Term to Maturity	COUNT	UPB	%
				181 - 240	1	$77,134.26	0.15%
				241 - 300	1	369,524.88	0.70
				360 - 360	175	52,123,527.08	99.15
				Total:	177	$52,570,186.22	100.00%
				Minimum: 240
				Maximum: 360
				Weighted Average: 359

				Remaining Term to Stated Maturity	COUNT	UPB	%
				181 - 240	1	$77,134.26	0.15%
				241 - 300	1	369,524.88	0.70
				301 - 359	169	49,946,823.36	95.01
				360 - 360	6	2,176,703.72	4.14
				Total:	177	$52,570,186.22	100.00%
				Minimum: 231
				Maximum: 360
				Weighted Average: 356

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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Seasoning	COUNT	UPB	%	Combined Loan To Value Ratio	COUNT	UPB	%
<= 0	6	$2,176,703.72	4.14%	15.001% - 20.000%	1	$79,858.45	0.15%
1 - 1	25	7,653,303.99	14.56	20.001% - 25.000%	1	62,845.84	0.12
2 - 2	77	24,759,116.24	47.10	30.001% - 35.000%	1	470,000.00	0.89
3 - 3	25	6,819,715.96	12.97	35.001% - 40.000%	2	519,524.88	0.99
4 - 4	9	3,102,978.56	5.90	40.001% - 45.000%	1	99,911.77	0.19
5 - 5	7	2,089,762.05	3.98	45.001% - 50.000%	3	1,066,741.36	2.03
6 - 6	7	2,070,032.73	3.94	50.001% - 55.000%	8	2,666,096.47	5.07
7 - 12	16	2,380,226.57	4.53	55.001% - 60.000%	8	1,543,072.61	2.94
13 - 24	5	1,518,346.40	2.89	60.001% - 65.000%	12	2,791,978.12	5.31
Total:	177	$52,570,186.22	100.00%	65.001% - 70.000%	27	7,031,387.93	13.38
Minimum: 0				70.001% - 75.000%	32	9,810,490.32	18.66
Maximum: 18				75.001% - 80.000%	60	20,143,864.96	38.32
Weighted Average: 3				80.001% - 85.000%	5	1,271,845.59	2.42
				85.001% - 90.000%	11	3,650,093.96	6.94
				90.001% - 95.000%	2	246,313.53	0.47
				95.001% - 100.000%	3	1,116,160.43	2.12
				Total:	177	$52,570,186.22	100.00%
FICO Scores	COUNT	UPB	%	Minimum: 16.33%
560 - 569	1	$402,148.48	0.76%	Maximum: 100.00%
570 - 579	1	397,422.55	0.76	Weighted Average: 73.79%
580 - 589	1	643,236.55	1.22
590 - 599	1	401,119.05	0.76
600 - 609	1	355,005.55	0.68
610 - 619	3	1,577,844.28	3.00
620 - 629	5	1,242,004.61	2.36	DTI	COUNT	UPB	%
630 - 639	11	2,293,546.92	4.36	<= 0.000%	61	$15,987,195.40	30.41%
640 - 649	16	5,239,956.87	9.97	16.001% - 21.000%	4	1,178,762.19	2.24
650 - 659	16	4,220,758.03	8.03	21.001% - 26.000%	8	2,440,472.10	4.64
660 - 669	20	7,067,556.03	13.44	26.001% - 31.000%	18	4,940,215.09	9.40
670 - 679	37	11,470,303.05	21.82	31.001% - 36.000%	17	4,274,364.79	8.13
680 - 689	28	7,136,382.72	13.57	36.001% - 41.000%	45	15,401,052.23	29.30
690 - 699	33	9,222,700.06	17.54	41.001% - 46.000%	15	4,890,289.34	9.30
700 - 709	3	900,201.47	1.71	46.001% - 51.000%	8	2,957,835.08	5.63
Total:	177	$52,570,186.22	100.00%	76.001% - 81.000%	1	500,000.00	0.95
Minimum: 566				Total:	177	$52,570,186.22	100.00%
Maximum: 700				Minimum: 0.000%
Weighted Average: 665				Maximum: 80.941%
				Weighted Average: 37.032%

Loan To Value Ratio	COUNT	UPB	%
15.001% - 20.000%	1	$79,858.45	0.15%
20.001% - 25.000%	1	62,845.84	0.12
30.001% - 35.000%	1	470,000.00	0.89
35.001% - 40.000%	3	669,524.88	1.27
40.001% - 45.000%	1	99,911.77	0.19
45.001% - 50.000%	3	1,066,741.36	2.03
50.001% - 55.000%	8	2,666,096.47	5.07
55.001% - 60.000%	8	1,543,072.61	2.94
60.001% - 65.000%	11	2,641,978.12	5.03
65.001% - 70.000%	28	7,354,460.86	13.99
70.001% - 75.000%	34	10,454,899.32	19.89
75.001% - 80.000%	74	24,275,707.19	46.18
80.001% - 85.000%	3	550,089.35	1.05
85.001% - 90.000%	1	635,000.00	1.21
Total:	177	$52,570,186.22	100.00%
Minimum: 16.33%
Maximum: 89.44%
Weighted Average: 72.44%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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Geographic Concentration	COUNT	UPB	%	Document Type	COUNT	UPB	%
California	52	$17,415,354.66	33.13%	No Income Verified	42	$15,125,044.28	28.77%
New York	28	10,361,906.35	19.71	Full	34	9,681,889.64	18.42
New Jersey	11	4,103,308.05	7.81	Alternate	14	6,138,194.04	11.68
Maryland	6	2,240,023.91	4.26	No Doc	28	6,070,122.14	11.55
Arizona	6	2,160,553.26	4.11	Stated Income Full Asset	17	4,214,219.02	8.02
Illinois	6	1,715,501.04	3.26	No Income No Asset	9	2,477,626.42	4.71
Massachusetts	5	1,652,483.80	3.14	1 Paystub/Assets Verified	11	2,379,500.00	4.53
Florida	5	1,314,169.01	2.50	Reduced	6	2,341,297.15	4.45
Michigan	5	1,144,290.13	2.18	Streamline	5	1,996,349.81	3.80
Washington	4	1,060,600.24	2.02	Stated Doc	7	1,575,796.58	3.00
New Mexico	5	932,860.37	1.77	Asset Only	2	341,621.60	0.65
Texas	6	784,344.10	1.49	Lite Doc	2	228,525.54	0.43
North Carolina	3	723,775.05	1.38	Total:	177	$52,570,186.22	100.00%
Connecticut	2	691,000.03	1.31
Virginia	3	642,541.99	1.22
Colorado	2	625,185.47	1.19
Georgia	2	577,770.35	1.10
Utah	2	569,326.34	1.08	Property Type	COUNT	UPB	%
Kansas	1	517,953.66	0.99	Single Family	127	$38,942,716.03	74.08%
Pennsylvania	2	513,140.01	0.98	Two Family	9	2,502,495.41	4.76
New Hampshire	3	463,319.28	0.88	Pud Detached	6	2,395,388.21	4.56
Ohio	3	322,020.35	0.61	Condomimium	9	2,314,887.97	4.40
Kentucky	1	310,608.37	0.59	Low Rise Condo (2-4 floors)	7	2,046,349.31	3.89
Indiana	3	282,315.72	0.54	Pud	8	1,642,756.17	3.12
Nevada	1	250,911.70	0.48	Three Family	4	1,264,945.67	2.41
South Carolina	2	238,783.74	0.45	Single Family Attached	3	685,546.10	1.30
Rhode Island	1	202,820.89	0.39	Four Family	2	335,003.53	0.64
Louisiana	1	191,831.43	0.36	High Rise Condo (gt 8 floors)	1	261,763.15	0.50
District Of Columbia	1	178,334.67	0.34	Three to Four Family	1	178,334.67	0.34
Missouri	1	101,312.70	0.19	Total:	177	$52,570,186.22	100.00%
Tennessee	1	95,074.37	0.18
Oregon	1	88,723.54	0.17
Iowa	1	53,500.46	0.10
Hawaii	1	44,541.18	0.08
Total:	177	$52,570,186.22	100.00%

				Occupancy	COUNT	UPB	%
				Owner Occupied	151	$47,333,074.72	90.04%
				Investor Occupied	21	4,168,676.21	7.93
				Second Home	5	1,068,435.29	2.03
				Total:	177	$52,570,186.22	100.00%

North-South CA	COUNT	UPB	%
States Not CA	125	$35,154,831.56	66.87%
South CA	38	12,553,346.70	23.88
North CA	14	4,862,007.96	9.25	Prepayment Penalty (Months)	COUNT	UPB	%
Total:	177	$52,570,186.22	100.00%	0.000	167	$50,616,911.16	96.28%

				12.000	1	51,892.20	0.10
				36.000	4	667,256.22	1.27
				60.000	5	1,234,126.64	2.35
				Total:	177	$52,570,186.22	100.00%
Zip Code Concentration	COUNT	UPB	%	wa Term: 1.877
10952	2	$1,143,038.89	2.17%
11211	2	1,003,398.51	1.91	Balloon Flag	COUNT	UPB	%
92109	1	802,542.40	1.53	Not a Balloon Loan	177	$52,570,186.22	100.00%
93940	1	794,332.10	1.51	Total:	177	$52,570,186.22	100.00%
11361	2	741,694.19	1.41
Other	169	48,085,180.13	91.47	Silent 2nd	COUNT	UPB	%
Total:	177	$52,570,186.22	100.00%	N	139	$41,941,950.18	79.78%
				Y	18	5,609,320.20	10.67
Loan Purpose	COUNT	UPB	%		20	5,018,915.84	9.55
Cash Out Refi	83	$22,962,431.34	43.68%	Total:	177	$52,570,186.22	100.00%
Purchase	58	16,795,236.69	31.95
Rate & Term Refi	36	12,812,518.19	24.37	Lien Position	COUNT	UPB	%
Total:	177	$52,570,186.22	100.00%	1	177	$52,570,186.22	100.00%
				Total:	177	$52,570,186.22	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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Mortgage Ins.	COUNT	UPB	%
GEMICO	2	$953,554.68	1.81%
MGIC	1	53,200.00	0.10
Republic Mortgage Insurance	1	178,334.67	0.34
LTV <=80	173	51,385,096.87	97.75
Total:	177	$52,570,186.22	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 8, 2004 15:01